POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)


The undersigned director of Allstate Life Insurance Company constitutes and appoints Michael J. Velotta, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693 and 333-102295
of the Allstate Financial Advisors Separate Account I and Allstate Life Insurance Company and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 16, 2007

/s/ James E. Hohmann
------------------------
JAMES E. HOHMANN
Director, President and Chief Executive Officer

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)


The undersigned director of Allstate Life Insurance Company constitutes and appoints Michael J. Velotta, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693 and 333-102295
of the Allstate Financial Advisors Separate Account I and Allstate Life Insurance Company and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 16, 2007

/s/ Michael B. Boyle
------------------------
MICHAEL B. BOYLE
Director and Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)


The undersigned director of Allstate Life Insurance Company constitutes and appoints Michael J. Velotta, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693 and 333-102295
of the Allstate Financial Advisors Separate Account I and Allstate Life Insurance Company and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 16, 2007

/s/ George E. Ruebenson
-------------------------
GEROGE E. RUEBENSON
Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)


The undersigned director of Allstate Life Insurance Company constitutes and appoints Michael J. Velotta, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693 and 333-102295
of the Allstate Financial Advisors Separate Account I and Allstate Life Insurance Company and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 16, 2007

/s/ Thomas J. Wilson, II
------------------------------
THOMAS J. WILSON, II
Director and Chairman of the Board